EXHIBIT 99.2




PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
ASSET QUALITY DETAIL
                                                                March 31,            March 31,          December 31,
(dollars in thousands)                                            2004                 2003                2003
                                                             ---------------     ---------------      -------------
LOAN PORTFOLIO:
Acquired residential mortgage                                 $   598,517         $   500,487         $   611,157
Residential real estate mortgage                                   71,854             140,208              78,164
Other consumer:
    Home Equity                                                   536,244             376,795             505,465
    Marine                                                        461,200             429,689             464,474
    Other                                                          40,766              68,221              49,721
                                                             ---------------     ---------------      -------------
Total consumer                                                  1,708,581           1,515,400           1,708,981
Commercial business                                               407,599             364,403             386,603
Residential real estate construction                              171,864             131,872             161,932
Commercial real estate construction                               219,287             196,247             208,594
Commercial real estate mortgage                                   322,605             254,100             318,436
                                                             ---------------     ---------------      -------------
     Total loans                                              $ 2,829,936         $ 2,462,022         $ 2,784,546
                                                             ===============     ===============      =============
NON-PERFORMING ASSETS:
Acquired residential mortgage                                 $    15,463         $    17,510         $    16,401
Residential real estate mortgage                                    2,474               3,141               2,560
Other consumer                                                        172                 493                 136
Commercial business                                                   680                 493               3,085
Residential real estate construction                                  134                   -                 135
                                                             ---------------     ---------------      -------------
Total non-accrual loans                                            18,923              21,637              22,317
  Total renegotiated loans                                              -                   -                   -
                                                             ---------------     ---------------      -------------
  Total non-performing loans                                       18,923              21,637              22,317
Total other assets and real estate owned                            2,855               4,155               3,243
                                                             ---------------     ---------------      -------------
  Total non-performing assets                                 $    21,778         $    25,792         $    25,560
                                                             ===============     ===============      =============
90-DAY DELINQUENCIES:
Acquired residential mortgage                                 $     3,248         $     6,229         $     4,181
Residential real estate mortgage                                    4,394               5,466               4,669
Other consumer                                                      1,177                 430                 498
Commercial business                                                   469                 407                 544
Residential real estate construction                                    -                 136                   -
                                                             ---------------     ---------------      -------------
  Total 90-day delinquencies                                  $     9,288         $    12,668         $     9,892
                                                             ===============     ===============      =============
Asset Quality Ratios:
Non-performing loans to loans                                       0.67%               0.88%               0.80%
Non-performing assets to loans                                      0.77%               1.05%               0.92%
Allowance for loan losses to loans                                  1.28%               1.32%               1.28%
Net charge-offs in quarter to average loans                         0.23%               0.38%               0.21%
Allowance for loan losses to non-performing loans                 190.91%             150.49%             159.25%



                                                               Three Months Ended March 31,            Three Months
                                                             -----------------------------------       Ended Dec. 31,
ANALYSIS OF ALLOWANCE FOR LOAN LOSSES:                            2004                2003                 2003
                                                             ---------------     ---------------      ---------------
Balance at beginning of period                                $    35,539         $    33,425         $    35,006
Provision for loan losses                                           2,174               1,760               1,975
Transfer to other liabilities                                           -                (262)                  -
Less loans charged-off, net of recoveries:
  Acquired residential mortgage                                     1,236               1,898                 993
  Residential real estate mortgage                                      -                 (49)                 12
  Other consumer                                                       44                 390                 132
  Commercial business                                                 307                 122                 305
                                                             ---------------     ---------------      ---------------
  Net charge-offs                                                   1,587               2,361               1,442
                                                             ---------------     ---------------      ---------------
Balance at end of period                                      $    36,126         $    32,562         $    35,539
                                                             ===============     ===============      ===============

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

PROVIDENT BANKSHARES CORPORATION
CONSOLIDATED AVERAGE BALANCES AND ANALYSIS OF CHANGES IN TAX EQUIVALENT NET INTEREST INCOME
--------------------------------------------------------------------------------------------------

                                           THREE MONTHS ENDED              Three Months Ended
                                             MARCH 31, 2004                  March 31, 2003
                                      ---------------------------------------------------------------
(dollars in thousands)                 AVERAGE     INCOME/    YIELD/   Average     Income/   Yield/
(tax-equivalent basis)                 BALANCE     EXPENSE   RATE      Balance     Expense   Rate
                                      -----------  --------- --------------------  --------  --------
ASSETS:
Interest-earning assets:
Acquired residential mortgage          $ 604,064    $ 9,008   6.00 %  $  515,256   $ 8,578    6.75%
Residential mortgage                      74,932      1,310   7.03       153,770     2,803    7.39
Home equity                              519,019      6,132   4.75       374,534     5,009    5.42
Marine                                   463,706      6,047   5.24       428,833     6,264    5.92
Other direct consumer                     34,785        671   7.76        41,703       842    8.19
Other indirect consumer                    9,576        199   8.36        32,424       614    7.68
                                      -----------  ---------          -----------  --------
   Total consumer                      1,706,082     23,367   5.51     1,546,520    24,110    6.32
Commercial business                      386,264      5,321   5.54       342,097     5,133    6.09
Real estate-construction                 367,757      3,881   4.24       314,064     3,455    4.46
Commercial mortgage                      321,943      4,340   5.42       247,022     3,785    6.21
Non-core syndicated loans                 28,008        259   3.72        49,845       457    3.72
                                      -----------  ---------          -----------  --------
    Total loans                        2,810,054     37,168   5.32     2,499,548    36,940    5.99
                                      -----------  ---------          -----------  --------
Loans held for sale                        4,149         64   6.20         8,651       121    5.67
Short-term investments                     1,592          2   0.51         2,297         8    1.41
Taxable investment securities          2,076,697     22,534   4.36     2,030,410    24,049    4.80
Tax-advantaged investment securities      16,617        298   7.21        19,541       339    7.04
                                      -----------  ---------          -----------  --------
    Total investment securities        2,093,314     22,832   4.39     2,049,951    24,388    4.82
                                      -----------  ---------          -----------  --------
    Total interest-earning assets      4,909,109     60,066   4.92     4,560,447    61,457    5.47
                                      -----------  ---------          -----------  --------
Less: allowance for loan losses          (35,576)                        (32,766)
Cash and due from banks                  118,671                         103,084
Other assets                             238,582                         253,062
                                      -----------                     -----------
   Total assets                       $5,230,786                      $4,883,827
                                      ===========                     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits          $  917,272      1,330   0.58    $  844,448     1,723    0.83
Savings deposits                         715,265        510   0.29       677,776     1,090    0.65
Direct time deposits                     652,280      3,322   2.05       757,250     5,558    2.98
Brokered time deposits                   218,863      3,452   6.34       398,018     6,002    6.12
Short-term borrowings                    670,195      1,578   0.95       439,184     1,266    1.17
Long-term debt                         1,135,984     10,948   3.88       970,656    10,017    4.19
                                      -----------  ---------          -----------  --------
  Total interest-bearing liabilities   4,309,859     21,140   1.97     4,087,332    25,656    2.55
                                      -----------  ---------          -----------  --------
Noninterest-bearing demand deposits      567,530                         469,676
Other liabilities                         20,974                          24,439
Stockholders' equity                     332,423                         302,380
                                      -----------                     -----------
   Total liabilities and
     stockholders' equity             $5,230,786                      $4,883,827
                                      ===========                     ===========
Net interest-earning assets           $  599,250                      $  473,115
                                      ===========                     ===========
Net interest income (tax-equivalent)                 38,926                         35,801
Less: tax-equivalent adjustment                        (203)                          (174)
                                                   ---------                       --------
Net interest income                                $ 38,723                        $35,627
                                                   =========                       ========
Net yield on interest-earning assets                          3.19 %                          3.18%


                                                -------------------------------------------------------------------------
                                                                                                      2004/2003
                                                                                                 INCOME/EXPENSE VARIANCE
                                                     2004/2003 INCREASE/(DECREASE)                      DUE TO CHANGE IN
                                                ---------------------------------------------   -------------------------
(dollars in thousands)                            AVERAGE       %       INCOME/       %           AVERAGE      AVERAGE
(tax-equivalent basis)                            BALANCE      CHANGE   EXPENSE    CHANGE          RATE        VOLUME
                                                ------------ --------   ---------  ----------   ------------ ------------
ASSETS:
Interest-earning assets:
Acquired residential mortgage                    $   88,808     17.2 %  $    430       5.0%        $ (1,006)    $  1,436
Residential mortgage                                (78,838)   (51.3)     (1,493)    (53.3)            (130)      (1,363)
Home equity                                         144,485     38.6       1,123      22.4             (677)       1,800
Marine                                               34,873      8.1        (217)     (3.5)            (730)         513
Other direct consumer                                (6,918)   (16.6)       (171)    (20.3)             (41)        (130)
Other indirect consumer                             (22,848)   (70.5)       (415)    (67.6)              51         (466)
                                                 ------------           ---------
   Total consumer                                   159,562     10.3        (743)     (3.1)
Commercial business                                  44,167     12.9         188       3.7             (472)         660
Real estate-construction                             53,693     17.1         426      12.3             (170)         596
Commercial mortgage                                  74,921     30.3         555      14.7             (523)       1,078
Non-core syndicated loans                           (21,837)   (43.8)       (198)    (43.3)               -         (198)
                                                 ------------           ---------
    Total loans                                     310,506     12.4         228       0.6
                                                 ------------           ---------
Loans held for sale                                  (4,502)   (52.0)        (57)    (47.1)              11          (68)
Short-term investments                                 (705)   (30.7)         (6)    (75.0)              (4)          (2)
Taxable investment securities                        46,287      2.3      (1,515)     (6.3)          (2,100)         585
Tax-advantaged investment securities                 (2,924)   (15.0)        (41)    (12.1)               9          (50)
                                                 ------------           ---------
    Total investment securities                      43,363      2.1      (1,556)     (6.4)
                                                 ------------           ---------
    Total interest-earning assets                   348,662      7.6      (1,391)     (2.3)          (6,161)       4,770
                                                 ------------           ---------
Less: allowance for loan losses                      (2,810)     8.6
Cash and due from banks                              15,587     15.1
Other assets                                        (14,480)    (5.7)
                                                 ------------
   Total assets                                   $ 346,959      7.1
                                                 ============
LIABILITIES AND STOCKHOLDERS' EQUITY:
Interest-bearing liabilities:
Demand/money market deposits                      $  72,824      8.6        (393)    (22.8)            (537)         144
Savings deposits                                     37,489      5.5        (580)    (53.2)            (639)          59
Direct time deposits                               (104,970)   (13.9)     (2,236)    (40.2)          (1,548)        (688)
Brokered time deposits                             (179,155)   (45.0)     (2,550)    (42.5)             223       (2,773)
Short-term borrowings                               231,011     52.6         312      24.6             (274)         586
Long-term debt                                      165,328     17.0         931       9.3             (762)       1,693
                                                 ------------           ---------
  Total interest-bearing liabilities                222,527      5.4      (4,516)    (17.6)          (5,911)       1,395
                                                 ------------           ---------
Noninterest-bearing demand deposits                  97,854     20.8
Other liabilities                                    (3,465)   (14.2)
Stockholders' equity                                 30,043      9.9
                                                 ------------
   Total liabilities and stockholder's equity     $ 346,959      7.1
                                                 ============
Net interest-earning assets                       $ 126,135     26.7
                                                 ============
Net interest income (tax-equivalent)                                       3,125       8.7         $   (250)    $  3,375
Less: tax-equivalent adjustment                                              (29)     16.7
                                                                        ---------
Net interest income                                                     $  3,096       8.7
                                                                        =========
Net yield on interest-earning ass



PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
                                                                                              Three Months Ended
                                                                                                    March 31,
                                                                                         ------------------------------
(dollars in thousands, except per share data)                                                2004            2003
                                                                                         -------------   --------------
INTEREST INCOME:
  Loans, including fees                                                                      $ 36,985         $ 36,826
  Investment securities                                                                        22,534           24,049
  Tax-advantaged loans and securities                                                             342              400
  Short-term investments                                                                            2                8
                                                                                         -------------   --------------
  Total interest income                                                                        59,863           61,283
                                                                                         -------------   --------------
INTEREST EXPENSE:
  Deposits                                                                                      8,614           14,373
  Short-term borrowings                                                                         1,578            1,266
  Long-term debt                                                                               10,948           10,017
                                                                                         -------------   --------------
  Total interest expense                                                                       21,140           25,656
                                                                                         -------------   --------------
Net interest income                                                                            38,723           35,627
Less provision for loan losses                                                                  2,174            1,760
                                                                                         -------------   --------------
Net interest income, after provision for loan losses                                           36,549           33,867
                                                                                         -------------   --------------
NON-INTEREST INCOME:
  Service charges on deposit accounts                                                          18,531           17,321
  Commissions and fees                                                                          1,224            1,310
  Net gains                                                                                       816            1,247
  Other non-interest income                                                                     3,012            2,713
                                                                                         -------------   --------------
  Total non-interest income                                                                    23,583           22,591
                                                                                         -------------   --------------
NON-INTEREST EXPENSE:
  Salaries and employee benefits                                                               20,421           18,984
  Occupancy expense, net                                                                        4,050            4,016
  Furniture and equipment expense                                                               3,144            2,866
  External processing fees                                                                      5,302            5,092
  Other non-interest expense                                                                    7,910            8,092
                                                                                         -------------   --------------
  Total non-interest expense                                                                   40,827           39,050
                                                                                         -------------   --------------
Income before income taxes                                                                     19,305           17,408
Income tax expense                                                                              6,430            5,623
                                                                                         -------------   --------------
Net income                                                                                   $ 12,875         $ 11,785
                                                                                         =============   ==============

NET INCOME PER SHARE AMOUNTS:
Basic                                                                                          $ 0.52           $ 0.48
Diluted                                                                                          0.51             0.47




PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CONDITION

                                                                              March 31,      December 31,      March 31,
(dollars in thousands, except share amounts)                                    2004             2003             2003
                                                                            --------------   --------------   -------------
ASSETS:
  Cash and due from banks                                                       $ 116,006        $ 127,048       $ 132,005
  Short-term investments                                                            1,903            1,137           2,250
  Mortgage loans held for sale                                                      5,456            5,016          11,892
  Securities available for sale                                                 2,127,047        2,086,510       2,229,246
  Loans                                                                         2,829,936        2,784,546       2,462,022
  Less allowance for loan losses                                                   36,126           35,539          32,562
                                                                            --------------   --------------   -------------
  Net loans                                                                     2,793,810        2,749,007       2,429,460
                                                                            --------------   --------------   -------------
  Premises and equipment, net                                                      49,481           49,575          47,461
  Accrued interest receivable                                                      25,202           25,413          27,726
  Intangible assets                                                                 8,830            8,932           9,238
  Other assets                                                                    141,008          155,210         124,214
                                                                            --------------   --------------   -------------
Total assets                                                                   $5,268,743       $5,207,848      $5,013,492
                                                                            ==============   ==============   =============

LIABILITIES:
  Deposits:
  Noninterest-bearing                                                           $ 646,765        $ 579,058       $ 560,749
  Interest-bearing                                                              2,555,553        2,500,491       2,712,268
                                                                            --------------   --------------   -------------
  Total deposits                                                                3,202,318        3,079,549       3,273,017
                                                                            --------------   --------------   -------------
  Short-term borrowings                                                           555,637          627,861         287,318
  Long-term debt                                                                1,136,121        1,153,301       1,098,670
  Accrued expenses and other liabilities                                           30,197           22,372          30,499
                                                                            --------------   --------------   -------------
  Total liabilities                                                             4,924,273        4,883,083       4,689,504
                                                                            --------------   --------------   -------------

STOCKHOLDERS' EQUITY:
  Common stock (par value $1.00) authorized 100,000,000 shares; issued 32,410,354,
    32,213,590 and 31,782,375 shares at March 31,
    2004, December 31, 2003 and March 31, 2003, respectively                       32,410           32,214          31,782
  Additional paid-in capital                                                      303,049          298,928         290,499
  Retained earnings                                                               160,385          153,545         131,164
  Net accumulated other comprehensive income (loss)                                 1,959           (6,589)         16,126
  Treasury stock at cost - 7,651,317, 7,651,317 and 7,373,601 shares at March 31, 2004, December 31, 2003 and
  March 31, 2003, respectively                                                   (153,333)        (153,333)       (145,583)
                                                                            --------------   --------------   -------------
  Total stockholders' equity                                                      344,470          324,765         323,988
                                                                            --------------   --------------   -------------
Total liabilities and stockholders' equity                                     $5,268,743       $5,207,848      $5,013,492
                                                                            ==============   ==============   =============
